EXHIBIT 10.11

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND AMENDMENT

BILL PAY SERVICE RESELLER AGREEMENT

This Second Amendment to Bill Pay Service Reseller Agreement (“Second Amendment”) is dated as of this 11th day of February, 2016 by and between CO-OP eCom, LLC, a California limited liability company (“eCom”) and Alkami Technology, Inc., a Delaware Corporation (“Reseller”) with reference to the following facts and circumstances:

RECITALS

A. The parties have entered into the following Bill Pay Service Reseller Agreement dated June 28, 2013 and Revised Exhibit A Service Description and Bill Payment Services Fees date October 2. 2013 (the “Agreement”).

All terms not defined in this Second Amendment have the meanings defined in the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants herein, the parties hereby amend the Agreement as follows:

1.

eCom shall allow Reseller to offer the following reduced pricing to selected clients that have transaction volumes of [***] or higher per month. Reseller will be required to submit an approval request via email to eCom, at [***]@co-opfs.orq, for each credit union.

For approved credit unions, eCom agrees to bill Reseller Monthly Transaction Fees as follows-

Monthly Transaction Fees:

[***] transactions	$	[	***]
[***] transactions	$	[	***]
[***] + transactions	$	[	***]

This tiered pricing structure above will be applicable to each credit union individually, not to the collective volumes of all the credit unions subject to this pricing. The transaction volume associated with this pricing will not be included in the calculation of total transaction volume to determine Alkami’s tiered Monthly Transaction Fees as set forth in the Agreement.

Reseller agrees that attached Exhibit A contains a current, complete list of credit unions receiving reduced pricing. Reseller further agrees that each January 1 and July 1 hereafter Reseller will furnish eCom with the then current and complete new Exhibit A.

2.	Second Amendment’s Effect on Agreement. Except as modified by the changes set forth above in this Second Amendment, all terms and conditions of the Agreement shall continue in full force and effect.

The parties have caused this Second Amendment to be executed as of the date first written above.

CO-OP eCom, LLC	Alkami Technology, Inc
1317 South Fountain Drive	5601 Granite Parkway Suite 120
Olathe, KS 66061	Plano, TX 75024

By: /s/ Kimberly Hester	By: /s/ Douglas Linebarger
Signature	Signature

Kimberly Hester	Douglas Linebarger
Name (Please Print)	Name (Please Print)

Manager	General Counsel
Title (Please Print)	Title (Please Print)

February 11, 2016	February 11, 2016
Date	Date